SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2002

PMA Capital Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	000-22761 (Commission File Number)	23-2217932 (IRS Employer Identification No.)

1735 Market Street, Suite 2800 Philadelphia, Pennsylvania (Address of principal executive offices)	19103-7590 (Zip Code)

Registrant's telephone number, including area code:

(215) 665-5046

Not Applicable

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

     On February 6, 2002, the registrant issued a news release, a copy of which is filed as Exhibit 99 hereto and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c) The exhibit accompanying this report is listed in the Index to Exhibits on the following page.

Item 9. Regulation FD Disclosure.

     The Company wishes to inform investors that its Fourth Quarter 2001 Statistical Supplement, which provides more detailed historical information about the Company and its insurance businesses, is available on its website at www.pmacapital.com. You may also request a copy from the Company by calling Albert D. Ciavardelli, Vice President — Finance at 215-665-5046, or by sending a written request to Albert D. Ciavardelli, Vice President — Finance, PMA Capital Corporation, 1735 Market Street, Suite 2800, Philadelphia, PA 19103. Alternatively, you may request a copy via e-mail at aciavardelli@pmare.com.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PMA Capital Corporation

Date: February 6, 2002	By: /s/Francis W. McDonnell
Francis W. McDonnell
Senior Vice President, Chief Financial
Officer and Treasurer

Index to Exhibits

Number	Description	Method of Filing
99	PMA Capital Corporation news release dated February 6, 2002	Filed herewith